SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                                (Amendment no. 1)


Filed by the Registrant    [X]
Filed by a party other than the Registrant   [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement [ ] Confidential, for Use of the [X] Definitive Proxy Statement Commission Only (as permitted by [ ] Definitive Additional Materials Rule 14a-6(e)(2)) [ ] Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                            INTEGRATED SYSTEMS, INC.
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)


  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1) Title of each class of securities to which transactions applies:

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(2) Aggregate number of securities to which transactions applies:

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(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ]   Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:

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(2)   Form, Schedule or Registration Statement No.:

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(4) Date filed:

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


                         [INTEGRATED SYSTEMS, INC. Logo]

                            INTEGRATED SYSTEMS, INC.
                             201 Moffett Park Drive
                           Sunnyvale, California 94089


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To Our Shareholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Integrated Systems, Inc. (the "Company") will be held at the Company, 201 Moffett Park Drive, Sunnyvale, California, 94089 on July 15, 1998 at 2:00 p.m. for the following purposes:

         1. To elect seven directors of the Company to serve until the next Annual Meeting of Shareholders and until their respective successors have been elected and qualified or until such directors' earlier resignation or removal. The Company's Board of Directors has nominated the following candidates: Narendra K. Gupta, John C. Bolger, Michael A. Brochu, Vinita Gupta, Thomas Kailath, Richard C. Murphy, and David P. St. Charles.

         2. To approve the adoption of the Company's 1998 Equity Incentive Plan.

         3. To approve an amendment to the 1994 Directors Stock Option Plan to eliminate the provision which limits the maximum number of shares that may be issued to any one director to 40,000 shares.

         4. To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants for the Company for the current fiscal year.

         5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on May 21, 1998 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.


                                              By Order of the Board of Directors

                                              /s/ NARENDRA K. GUPTA
                                              ----------------------------------
                                              Narendra K. Gupta
                                              Chairman of the Board

Sunnyvale, California
June 12, 1998


================================================================================
             WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE
          COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND RETURN IT
                 PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
================================================================================

                         [INTEGRATED SYSTEMS, INC. Logo]

                            INTEGRATED SYSTEMS, INC.
                             201 Moffett Park Drive
                           Sunnyvale, California 94089


                                 PROXY STATEMENT


                                  June 12, 1998


         The accompanying proxy is solicited on behalf of the Board of Directors of Integrated Systems, Inc., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at the Company, 201 Moffett Park Drive, Sunnyvale, California, 94089 on July 15, 1998 at 2:00 p.m. (the "Meeting"). Only holders of record of the Company's Common Stock at the close of business on May 21, 1998 will be entitled to vote at the Meeting. At the close of business on that date, the Company had 23,504,566 shares of Common Stock outstanding and entitled to vote. Shares will be deemed to be represented at the meeting both where a shareholder specifically abstains from voting and where a broker or other nominee holding shares for beneficial owners is able to vote on certain matters at the Meeting pursuant to discretionary authority or instruction from beneficial owners but with respect to other matters may not have received instructions from the beneficial owner and may not exercise voting power ("broker non-votes"). A majority, or 11,752,284 of these shares, represented in person or by proxy, will constitute a quorum for the transaction of business. This Proxy Statement and accompanying proxy will first be mailed to shareholders on or about June 12, 1998.


             VOTING RIGHTS; SOLICITATION AND REVOCABILITY OF PROXIES

         Holders of Common Stock are entitled to one vote for each share held as of the above record date. Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to the Secretary of the Company stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting or by attendance at the Meeting and voting in person. Please note, however, that if a shareholder's shares are held of record by a broker, bank or other nominee, and that shareholder wishes to vote at the Meeting, the shareholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that shareholder's beneficial ownership of the shares.

         The expenses of soliciting proxies in the form accompanying this Proxy Statement will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company will request brokers, custodians, nominees and other record holders to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and to request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

         At the Meeting, shareholders will elect directors to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected and qualified or until such directors' earlier resignation or removal. The size of the Company's Board of Directors (the "Board") is currently set at seven members. Shares represented by the accompanying proxy will be voted for the election of the seven nominees recommended by the Board unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or for good cause will not serve as a director. Directors are elected by a plurality of the shares voting, in person or by proxy, at the Meeting. The seven nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them will be elected. Votes withheld, abstentions and broker non-votes have no legal effect.

Directors/Nominees

         The  names  of  the  nominees,   and  certain  information  about  them
(including their respective terms of service), are set forth below:

Director
Name of Nominee                  Age           Principal Occupation                       Since
---------------                  ---           --------------------                       -----
Narendra K. Gupta                49            Chairman of the Board and                  1980
                                                 Secretary of the Company

David P. St. Charles             49            President and Chief Executive Officer      1993
                                                 of the Company

John C. Bolger (1) (2)           51            Retired Chief Financial Officer            1993
                                                 Cisco Systems, Inc.

Michael A. Brochu                44            President  and Chief Executive Officer     1998
                                                 Primus, Inc.

Vinita Gupta                     47            Chairperson of the Board                   1980
                                                 Digital Link Corporation

Thomas Kailath (1)               62            Professor of Engineering,                  1980
                                                 Stanford University

Richard C. Murphy (1) (2)        53            Director                                   1994

----------------------------------------
(1)      Member of the Compensation Committee.
(2)      Member of the Audit Committee.


         All nominees, except Michael A. Brochu, were reelected at the Company's Annual Meeting of Shareholders held on July 15, 1997.

         Dr. Gupta is a founder of the Company and has been a director of the Company since its formation in 1980. He has been the Chairman of the Board of the Company since March 1993 and Secretary since September 1989. Dr. Gupta was Chief Executive Officer from 1988 to May 1994 and President from the Company's formation in 1980 to May 1994. He was elected a Fellow of the Institute of Electrical and Electronic Engineers ("IEEE") in November 1991. Dr. Gupta serves on the board of Digital Link Corporation, a manufacturer of data communications equipment. Dr. Gupta holds a M.S. degree from the California Institute of Technology and a Ph.D. degree from Stanford University. He is Vinita Gupta's husband.

         Mr. St. Charles joined the Company in August 1993 and was appointed President and Chief Executive Officer of the Company in May 1994. He has been a director since he joined the Company in August 1993. From April 1990 until August 1993, Mr. St. Charles served as President and a director of Wind River Systems, Inc., a real-time software company. Mr. St. Charles holds a B.A. in Liberal Arts and a M.A. in International Economics from Carleton University and a M.S. from the Sloan School of Management at the Massachusetts Institute of Technology.

         Mr. Bolger has been a director of the Company since July 1993. He served as Vice President, Finance and Administration, and Secretary of Cisco Systems, Inc., a networking systems company, from 1989 until his retirement in 1992. Mr. Bolger is also a director of Integrated Device Technology, Inc., a semiconductor manufacturer, TCSI, a communication software company, Sanmina Corporation, a backplane and contract assembly manufacturer, and Mission West Properties, a R.E.I.T. He holds a B.A. in English Literature from the University of Massachusetts and a M.B.A. from Harvard University.

         Mr. Brochu has been a director of the Company since April 1998. Since November 1997, Mr. Brochu has been President and Chief Executive Officer of Primus, Inc., a developer of problem resolution software. Prior to joining Primus, Mr. Brochu was President and Chief Operating Officer of Sierra-On-line, Inc. Mr. Brochu was also appointed Senior Vice President of CUC International Inc., the parent corporation pursuant to their acquisition of Sierra-On-Line, Inc. in July 1996. From 1982 to 1994, Mr. Brochu held several executive positions at Burlington Northern Inc., as well as several of its subsidiaries. His last position with Burlington Northern Inc. was that of Chief Financial Officer and Senior Vice President of Burlington Environmental, Inc. Mr. Brochu is a graduate of the University of Texas at El Paso with B.S. degrees in Accounting and Finance.

         Mrs. Gupta has been a director of the Company since its formation in 1980. Since May 1985, she has been Chairperson of Digital Link Corporation, a manufacturer of data communications equipment. In addition, from May 1985 to September 1996, Mrs. Gupta served as President and Chief Executive Officer of Digital Link Corporation. Mrs. Gupta holds a M.S. degree in Electrical Engineering from the University of California, Los Angeles. She is Narendra K. Gupta's spouse.

         Dr. Kailath is a founder of the Company and has been a director of the Company since its formation in 1980. He served as Vice Chairman of the Board of Directors from January 1990 to March 1993 and Chairman of the Board of Directors from April 1980 to January 1990. He is currently the Hitachi America Professor of Engineering at Stanford University, where he has been on the faculty since January 1963. Dr. Kailath is a member of the National Academy of Engineering, the American Academy of Arts and Sciences and a Fellow of the IEEE. Dr. Kailath holds M.S. and Sc.D. degrees in Electrical Engineering from the Massachusetts Institute of Technology.

         Mr. Murphy has been a director of the Company since December 1994. He is an independent business consultant. Mr. Murphy is also a director of Objectivity, Inc., an object database software company, iXOS Software Inc., a distributor of image management software, Intraspect Software, Inc., an internet software company and Intermax Solutions, Inc., an applications development software tools company. He holds a B.S. in Mechanical Engineering from the University of Illinois and a M.B.A. from Northwestern University.


            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION
                      OF EACH OF THE NOMINEES LISTED ABOVE.


Board of Directors' Meetings and Committees

         The Board met six times and acted by unanimous written consent once during the year ended February 28, 1998. All directors attended every meeting of the Board and of the committees of the Board either in person or by phone on which he or she served.

         Standing committees of the Board include an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing a similar function.

         Mr. Bolger and Mr. Murphy are currently the members of the Audit Committee. The Audit Committee met three times during fiscal year 1998. The Audit Committee meets with the Company's independent accountants to review the adequacy of the Company's internal control systems and financial reporting procedures, reviews the general scope of the Company's annual audit and the fees charged by the independent accountants and reviews and monitors the performance of non-audit services by the Company's independent accountants.

         Mr. Bolger, Mr. Murphy and Dr. Kailath are currently the members of the Company's Compensation Committee. The Compensation Committee met three times and acted by unanimous written consent once during fiscal year 1998. The Compensation Committee administers the Company's Stock Option Plans and 1990 Employee Stock Purchase Plan and determines salaries and other compensation for officers and employees.

Directors Compensation

         The Company paid Mr. Bolger, Mr. Murphy, Dr. Kailath and Mrs. Gupta $19,000, $19,000, $18,500 and $17,500, respectively in directors' fees during fiscal year 1998.

         Members of the Board of Directors who are not employees, consultants or independent contractors of the Company, or any parent, subsidiary or affiliate of the Company, are eligible to participate in the Company's 1994 Directors Stock Option Plan (the "Directors Plan"). For a discussion of the provisions of the Directors Plan, see "Proposal No. 3 - Approval of an Amendment to the 1994 Directors Stock Option Plan." In fiscal year 1998, each eligible director was granted an option to purchase 5,000 shares of the Company's Common Stock on the anniversary of such director joining the Board, at the following exercise prices: Mr. Bolger, $12.875 per share; Mrs. Gupta and Dr. Kailath, $10.25 per share; and Mr. Murphy, $13.375 per share.

                PROPOSAL NO. 2 - APPROVAL OF THE ADOPTION OF THE
                           1998 EQUITY INCENTIVE PLAN

         The Company's 1988 Stock Option Plan (the "1988 Plan") will expire in September 1998. Accordingly, on March 30, 1998, the Board of Directors of the Company approved the adoption of the 1998 Equity Incentive Plan (the "1998 Plan"), which provides for awards of options to purchase shares of Common Stock ("Options"), Restricted Stock and Stock Bonuses (collectively "Awards"). The number of shares of Common Stock issuable under the proposed 1998 Plan is 1,000,000 shares. The Shareholders are being asked to approve the 1998 Plan. A description of the principle features of the 1998 Plan is set forth below. Options to purchase Common Stock will continue to be granted under the 1988 Plan until it expires, at which time the 1998 Plan will become effective. All equity awards previously granted under the 1988 Plan would continue to be governed by the terms of the 1988 Plan and the individual option grants. All shares previously reserved for and still available for grant under the 1988 Plan, as well as shares that become available due to cancellations or forfeiture of equity awards outstanding under the 1988 Plan will become available for issuance under the 1998 Plan.

Purpose

         The purpose of the 1998 Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses.

Administration

         The 1998 Plan shall be administered by the Compensation Committee of the Board (the "Committee" or the "Board".) Subject to the terms of the 1998 Plan, the Committee determines the persons who are to receive Awards, the number of shares subject to each Award and the terms and conditions of such Awards. The Committee also has the authority to construe and interpret any of the provisions of the 1998 Plan, any Award agreement and any other agreement or document executed pursuant to the 1998 Plan.

Shares Subject to the 1998 Plan

         The stock subject to Awards under the 1998 Plan consists of the Company's authorized but unissued Common Stock. The total number of shares reserved and available for grant and issuance pursuant to the 1998 Plan will be 1,000,000 shares plus (a) any authorized shares not issued or subject to outstanding grants under the 1988 Plan; (b) shares that are subject to issuance upon exercise of an option granted under the 1988 Plan but cease to be subject to such option for any reason other than exercise of such option; and (c) shares that were issued under the 1988 Plan which are repurchased by the Company at the original issue price or forfeited. Shares subject to an Option granted under the 1998 Plan that expire or terminate for any reason without being exercised or shares subject to an Award granted under the 1998 Plan that are forfeited or are repurchased by the Company at the original issue price or are subject to an Award granted under the 1998 Plan that otherwise terminates without shares being issued, will again become available for grant and issuance pursuant to Awards under the 1998 Plan. This number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

Eligibility

         Employees, officers, directors, consultants, independent contractors and advisors of the Company (and of any subsidiaries and affiliates) will be eligible to receive Awards under the 1998 Plan (the "Participants"). No person will be eligible to receive more than 200,000 shares in any calendar year under the 1998 Plan, other than new employees of the Company (including new employees who are also officers and directors of the Company), who are eligible to receive up to a maximum of 1,000,000 shares in the calendar year in which they commence their employment. A person may be granted more than one Award under the 1998
Plan. The closing price of the Company's Common Stock on the Nasdaq National Market was $20.875 per share on May 21, 1998.

Stock Options

         The 1998 Plan permits the granting of Options that are intended to qualify either as Incentive Stock Options ("ISOs") or Nonqualified Stock Options ("NQSOs"). ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or any parent or subsidiary of the Company. The exercise price for each ISO share must be no less than 100% of the "fair market value" (as defined in the 1998 Plan) of a share of Common Stock at the time of grant. The exercise price of an ISO granted to a 10% shareholder must be no less than 110% of the fair market value of a share of Common Stock at the time of grant. The exercise price for each NQSO share must be no less than 85% of the fair market value of a share of Common Stock at the time of grant. Options granted under the 1998 Plan will have a term of up to ten years, except for ISOs granted to 10% shareholders, which will have a term of up to five years.

         The exercise price of Options granted under the 1998 Plan may be paid as approved by the Committee at the time of grant: (1) in cash (by check); (2) by cancellation of indebtedness of the Company to the Participant; (3) by surrender of shares of the Company's Common Stock owned by the Participant for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the Option or that were obtained by the Participant in the open market; (4) by tender of a full recourse promissory note; (5) by waiver of compensation due to or accrued by the Participant for services rendered; (6) by a "same-day sale" commitment from the Participant and a National Association of Securities Dealers, Inc. ("NASD") broker; (7) by a "margin" commitment from the Participant and an NASD broker; or
(8) by any combination of the foregoing.

Restricted Stock Awards

         The Committee may grant Participants Restricted Stock Awards to purchase stock under the 1998 Plan, under such terms, conditions and restrictions as the Committee may determine. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of performance goals as determined by the Committee on the date of the Award. The purchase price of shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date of the Award (and in the case of an Award granted to a 10% shareholder, the purchase price shall be 100% of fair market value) and can be paid for in any of the forms of consideration listed in "Stock Options" above, as are approved by the Committee at the time of grant.

Stock Bonus Awards

         The Committee may grant Stock Bonus Awards under the 1998 Plan, with such terms, conditions and restrictions as the Committee may determine. A Stock Bonus Award may be awarded upon satisfaction of such performance goals as determined by the Committee at the date of the Award.

Mergers, Consolidations, Change of Control

         In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all of the assets of the Company or any other similar corporate transaction, the successor corporation may assume, convert or replace any or all Awards outstanding under the 1998 Plan or substitute equivalent awards or provide substantially similar consideration to Participants as was provided to shareholders of the Company (after taking into account the existing provisions of the Awards). In the event that the successor corporation does not assume, convert, replace or substitute Awards, the vesting of such Awards will accelerate and the Options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and if such Options are not exercised before the consummation of the corporate transaction, they will terminate in accordance with the provisions of the 1998 Plan. The successor corporation may also issue, in place of outstanding shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.

Amendment of the 1998 Plan

         The Board may at any time terminate or amend the 1998 Plan, including amending any form of Award agreement or instrument to be executed pursuant to the 1998 Plan. However, the Board may not amend the 1998 Plan in any manner that requires shareholder approval pursuant to the Code or the regulations promulgated thereunder.

Term of the 1998 Plan

         Unless terminated earlier as provided in the 1998 Plan, the 1998 Plan will expire in March 2008, ten years after the date the Board adopted the 1998 Plan.

Federal Income Tax Information

THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS UNDER THE 1998 PLAN. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX
CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 1998 PLAN.

         Incentive Stock Options. A Participant will recognize no income upon grant of an ISO and incur no tax on its exercise (unless the Participant is subject to the alternative minimum tax ("AMT") as described below). If the Participant holds shares acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the Option was exercised and for more than two years after the date the Option was granted, the Participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

         If the Participant disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be capital gain, taxed at a rate that depends upon the amount of time the ISO Shares were held by the Participant.

         Alternative Minimum Tax. The difference between the fair market value of the ISO Shares on the date of exercise and the exercise price is an adjustment to income for purposes of AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). A maximum 20% AMT rate applies to the portion of alternative minimum taxable income that would otherwise be taxable as net capital gain. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO Shares on the date of exercise and the exercise price), and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

         Nonqualified  Stock  Options.  A  Participant  will not  recognize  any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO, the Participant must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's exercise price. The included amount must be treated as ordinary income by the Participant and may be subject to withholding by the Company (either by payment in cash or withholding out of the
Participant's salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

         Restricted Stock and Stock Bonus Awards. Restricted stock and stock bonus awards will generally be subject to tax at the time of receipt, unless there are restrictions that enable the Participant to defer tax. At the time the tax is incurred, the tax treatment will be similar to that discussed above for NQSOs.

         Maximum Tax Rates. The maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain is taxed at a maximum rate of 20% and mid-term capital gain is taxed at a maximum rate of 28%. To receive long-term capital gain treatment, the stock must be held for more than eighteen months, and to receive mid-term capital gain treatment, the stock must be held for more than one year but not more than eighteen months. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

         Tax Treatment of the Company. The Company generally will be entitled to a deduction in connection with the exercise of an NQSO by a Participant or the receipt of Restricted Stock or Stock Bonus Awards by a Participant to the extent that the Participant recognizes ordinary income, provided that the Company timely reports such income to the Internal Revenue Service. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares.

ERISA

         The 1998 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under
Section 401(a) of the Code.

New Plan Benefits

         The amounts of future Option grants under the 1998 Plan are not determinable because, under the terms of the 1998 Plan, such grants are made in the discretion of the Committee. Future Option exercise prices are not determinable because they are based upon fair market value of the Company's Common Stock on the date of grant.

Vote Required

         Approval of the 1998 Plan requires the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Meeting.


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ADOPTION OF THE
                           1998 EQUITY INCENTIVE PLAN.

                  PROPOSAL NO. 3 - APPROVAL OF AN AMENDMENT TO
                      THE 1994 DIRECTORS STOCK OPTION PLAN


         The shareholders are being asked to approve an amendment to the 1994 Directors Stock Option Plan (the "Directors Plan") to eliminate the provision which limits the maximum number of shares that may be issued to any one Director to 40,000 shares.

         The Board believes that removal of this provision of the Directors Plan is in the best interests of the Company because of the continuing need to provide equity participation to attract and retain quality outside directors. The Directors Plan plays an important role in the Company's efforts to attract and retain outside directors of outstanding ability.

         The Board approved the proposed amendment on March 30, 1998, subject to shareholder approval. Approval of the Amendment to the Directors Plan requires the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Meeting.

         Below is a summary of the principal provisions of the Directors Plan, assuming shareholder approval of the amendment. The summary is not necessarily complete, and reference is made to the full text of the Directors Plan.

Directors Plan History

         The Directors Plan was adopted by the Board in March 1994 and approved by the shareholders in July 1994. The purpose of the Directors Plan is to enhance the Company's ability through the use of equity incentives to attract and retain highly qualified outside directors.

Stock Subject to Options

         The stock subject to options under the Directors Plan consists of shares of the Company's authorized but unissued Common Stock. The aggregate number of shares that may be issued pursuant to the Directors Plan is 400,000 shares of Common Stock, subject to proportional adjustment to reflect stock splits, stock dividends and other similar events. In the event that any outstanding option under the Directors Plan expires or is terminated for any reason, the shares of Common Stock allocable to the unexercised portion of such option will again be available for the grant of options under the Directors Plan.

Administration

         The Directors Plan is administered by the Board. The interpretation by the Board of any of the provisions of the Directors Plan or any option granted under the Directors Plan will be final and conclusive.

Eligibility

         Under the Directors Plan, the Company automatically grants options to each director of the Company who is not an employee of the Company (or of any parent, subsidiary or affiliate of the Company) (the "Outside Directors"). Each Outside Director is automatically granted an option to purchase 15,000 shares of Common Stock on the date the Outside Director first becomes a member of the Board (an "Initial Grant"). In addition, each Outside Director is automatically granted an option to purchase 5,000 shares of Common Stock on the anniversary of his or her Initial Grant, so long as he or she continuously remains a director of the Company (a "Succeeding Grant").

         As of February 28, 1998, four persons were eligible to receive options pursuant to the Directors Plan and the Company's current non-employee directors as a group had been granted options to purchase an aggregate of 205,000 shares under the Directors Plan. At that date, options to purchase 5,000 shares had been issued upon exercise of options and 195,000 shares were available for future grants pursuant to the Directors Plan. The closing price of the Company's Common Stock on the Nasdaq National Market was $20.875 per share on May 21, 1998.

Terms of Option Grants

         Options granted pursuant to the Directors Plan are intended to be NQSOs. Each Initial Grant and Succeeding Grant will have a term of ten years and become exercisable at the rate of 2.08% per month, so long as the Outside Director continuously remains a director of the Company. The option exercise price will be the "fair market value" (as defined in the Directors Plan) of the Common Stock as of the date of the grant. The option exercise price will be payable in cash (by check) and in a number of other forms of consideration, including fully paid shares of Common Stock owned by the Outside Director for more than six months, by waiver of compensation due or accrued to the Outside Director for services rendered, through a "same day sale," through a "margin commitment," or through any combination of the foregoing.

Mergers, Consolidations, Change of Control

         In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all of the assets of the Company or any other similar corporate transaction, the vesting of all options granted pursuant to the Directors Plan will accelerate and such options will become exercisable in full before the consummation of such event at such times and on such conditions as the Board determines.

Amendment of the Directors Plan

         The Board may terminate or amend the Directors Plan; provided, however, that the Board may not, without shareholder approval, increase the total number of shares of Common Stock available for issuance under the Directors Plan or change the class of persons eligible to receive options. In any case, no amendment of the Directors Plan may adversely affect any then outstanding options or any unexercised portions thereof without the written consent of the optionee.

Term of the Directors Plan

         Unless terminated earlier as provided in the Directors Plan, options may be granted pursuant to the Directors Plan from time to time up until March 2004, ten years after the date the Board adopted the Directors Plan.

Federal Income Tax Information

         For the federal tax implications to the Outside Directors and the Company for options granted under the Directors Plan, see the discussion of the tax implications of NQSOs in "Proposal No. 2 - Approval of the Adoption of the 1998 Equity Incentive Plan - Federal Income Tax Information" above.

ERISA

         The Directors Plan is not subject to any of the provisions of ERISA nor is it qualified under Section 401(a) of the Code.

New Plan Benefits

         Only Outside Directors of the Company are eligible to participate in the Directors Plan. The grant of options under the Directors Plan is not discretionary. Under the Directors Plan, each outside director will automatically be granted an option to purchase 5,000 shares of the Company's Common Stock on the anniversary of such Outside Director's previous grants under the Directors Plan. Any outside director who first joins the Board before the next annual meeting will automatically be granted an option to purchase 15,000 shares of the Company's Common Stock on the date of his or her first appointment to the Board. The exercise prices of these options are not determinable because they are equal to fair market value of the Company's Common Stock on the date of grant.


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE
                        1994 DIRECTORS STOCK OPTION PLAN

      PROPOSAL NO. 4 - RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

         The Company has selected Coopers & Lybrand L.L.P. as its principal independent accountants to perform the audit of the Company's financial statements for the current fiscal year, and the shareholders are being asked to ratify this selection. Representatives of Coopers & Lybrand L.L.P. will be present at the Meeting, will be given an opportunity to make a statement at the Meeting if they desire to do so and will be available to respond to appropriate questions.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
            RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND L.L.P.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information, as of May 21, 1998, with respect to the beneficial ownership of the Company's Common Stock by (i) each shareholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director and nominee, (iii) each executive officer named in the Summary Compensation Table below and (iv) all officers and directors as a group.

Name of                                       Amount and Nature of
Beneficial Owner                             Beneficial Ownership (1)          Percent of Class
----------------                             ------------------------          ----------------
Narendra K. and Vinita Gupta (2)(3)                  4,770,813                     20.3%
Franklin Advisors, Inc. (4)                          2,494,990                     10.6%
Nevis Capital Management (5)                         2,301,799                      9.8%
Thomas Kailath (3)(6)                                  824,663                      3.5%
Karen D. Auerbach (3)                                  254,040                      1.1%
David P. St. Charles (3)                               194,533                       *
Joseph Addiego (3)                                      84,136                       *
John C. Bolger (3)                                      45,250                       *
Richard C. Murphy (3)                                   35,938                       *
William C. Smith (3)                                     5,000                       *
Janice E. Waterman (3)                                   3,450                       *
Michael A. Brochu (3)                                      938                       *
All officers and directors as a group
   (13 persons) (4)                                  6,361,850                     27.1%

----------------------------------
* Less than 1%


(1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws.

(2) Represents (i) 185,540 shares of Common Stock held of record by Dr. and Mrs. Gupta, (ii) 3,531,660 shares held in The Narendra and Vinita Gupta Living Trust, (iii) 1,000,000 shares held of record by them, together with a third party, as trustees for their children, as to which they disclaim beneficial ownership, (iv) 7,800 shares held by Dr. Gupta as custodian for his daughter under the Uniform Gifts to Minors Act, as to which he disclaims beneficial ownership and (v) 42,813 shares subject to options held by Mrs. Gupta that are exercisable within 60 days of May 21, 1998. The address of Dr. and Mrs. Gupta is c/o Integrated Systems, Inc., 201 Moffett Park Drive, Sunnyvale, CA, 94089.

(3) Includes 42,813 shares for Mrs. Gupta, 42,813 shares for Dr. Kailath, 12,500 shares for Ms. Auerbach, 192,000 shares for Mr. St. Charles, 53,063 shares for Mr. Addiego, 41,250 shares for Mr. Bolger, 30,938 shares for Mr. Murphy, 5,000 shares for Mr. Smith, 3,188 shares for Ms. Waterman, 938 shares for Mr. Brochu, and 531,982 shares for all directors and officers as a group that are subject to options and are exercisable within 60 days of May 21, 1998.

(4) The address of this shareholder is Franklin Advisors, Inc., 901 Mariners Island Blvd., San Mateo, CA , 94404. As of January 30, 1998, Franklin Advisors, Inc. ("Franklin") reported on Schedule 13G filed with the SEC that it beneficially owned 2,529,540 shares of the Company's Common Stock. Franklin has since orally informed the Company that, as of May 21, 1998, it owned 2,494,990 shares of the Company's Common Stock.

(5) The address of this shareholder is Nevis Capital Management, Inc., 1119 St. Paul Street, Baltimore, Maryland, 21202. As of April 28, 1998, Nevis Capital Management ("Nevis") reported on Schedule 13G filed with the SEC that it beneficially owned 2,354,499 shares of the Company's Common Stock. Nevis has since orally informed the Company that, as of May 21, 1998, it owned 2,301,799 shares of the Company's Common Stock.

(6) Represents (i) 381,850 shares of Common Stock held of record by Dr. Kailath and his wife as trustees of a revocable trust, (ii) 400,000 shares held of record by them, together with a third party, as trustees for their three children, and as custodians for their son under the Uniform Gifts to Minors Act and (iii) 42,813 shares subject to options held by Dr. Kailath that are exercisable within 60 days of May 21, 1998.

EXECUTIVE COMPENSATION

         The following table sets forth all compensation awarded, earned or paid to the Company's Chief Executive Officer, Chairman of the Board, and the Company's four other most highly compensated executive officers who were serving as executive officers at the end of fiscal year 1998, for services rendered in all capacities to the Company and its subsidiaries during each of fiscal years 1996, 1997 and 1998. This information includes the dollar values of base salaries and bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred. The Company does not grant stock appreciation rights ("SARs") and has no long-term compensation benefits other than options.

                                                     SUMMARY COMPENSATION TABLE

                                                                                                        Long-Term
                                                                                                      Compensation
                                                                          Annual Compensation             Awards
                                                                      ---------------------------       -----------
                                                                                                        Securities       All Other
                                                                                                        Underlying      Compensation
Name and                                                              Salary (1)        Bonus (2)       Options (3)         (4)
Principal Position                                       Year            ($)               ($)              (#)             ($)
-------------------                                      ----         ----------        ---------       -----------     -----------
David P. St. Charles                                      FY98         $250,000             --            160,000         $  1,154
President and CEO                                         FY97         $257,462             --            100,000         $  2,113
                                                          FY96         $209,056         $ 90,000           60,000         $  1,397

Narendra K. Gupta                                         FY98         $ 71,155             --               --           $  1,692
Chairman and Secretary                                    FY97         $181,742             --               --           $  2,510
                                                          FY96         $174,434         $ 65,000             --           $  2,357

Joseph Addiego(5)                                         FY98         $266,470             --            135,000         $  2,623
Vice President,                                           FY97         $274,303             --             40,000         $  2,177
Marketing                                                 FY96         $249,222         $ 15,000           20,000         $  2,211

William C. Smith                                          FY98         $175,000         $ 50,000           80,000         $  2,423
Vice President,                                           FY97   (6)   $ 23,558             --             80,000         $    202
Finance and CFO                                           FY96             --               --               --               --

Karen D. Auerbach                                         FY98   (7)   $180,000         $ 15,000           50,000         $  2,423
Vice President & General Manager                          FY97             --               --               --               --
Design Automation Solutions                               FY96             --               --               --               --

Janice E. Waterman                                        FY98         $159,807         $ 27,000           51,000         $  2,577
Vice President,                                           FY97         $160,817             --             20,000         $  1,919
Human Resources and Operations                            FY96         $ 72,692         $ 11,667           15,000         $  1,038

----------------------------------

(1)  Includes commissions and deferrals for 401(k) and Section 125 Plans.

(2) Represents bonuses earned for services rendered during the fiscal year listed, but does not include bonuses paid during the fiscal year listed for services rendered during a prior fiscal year.

(3) Options issued prior to fiscal year 1997 reflect a 2-for-1 stock split of the Company effective April 5, 1996.

(4)  Represents employer matching contributions to 401(k) Plan accounts.

(5) For fiscal year 1996, and from May 1, 1996 through May 31, 1996, Mr. Addiego served as Vice President, North American Sales.

(6) Amount listed is for a partial fiscal year from the time Mr. Smith became an executive officer of the Company in January 1997 through the end of the fiscal year.

(7) Ms. Auerbach was appointed Vice President and General Manager, Design Automation Solutions of the Company in May 1997.

         The following table sets forth further information regarding individual grants of options for the Company's Common Stock during fiscal year 1998 to each of the executive officers named in the Summary Compensation Table above. In accordance with the rules of the SEC, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms based on assumed annualized rates of compound stock price appreciation of 5% and 10% from the dates the options were granted to the end of the respective option terms. Actual gains, if any, on option exercises are dependent on the future performance of the Company's Common Stock and overall market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.

                                                  OPTION GRANTS IN FISCAL YEAR 1998

                                                                                                          Potential Realizable
                                                                                                            Value at Assumed
                                                                                                          Annual Rates of Stock
                                                                                                           Price Appreciation
                                                                 Individual Grants                           For Option Term
                                              -----------------------------------------------------     ----------------------------
                                               Number               % of
                                                 of                Total
                                             Securities           Options
                                             Underlying           Granted    Exercise
                                               Options               in       or Base     Expira-
                                               Granted             Fiscal      Price        tion            5%              10%
     Name                                      (1) (#)              1998      $/Share       Date          ($) (3)         ($) (3)
--------------------                          ---------           --------    --------    ---------     ------------     -----------
David P. St. Charles                            60,000             2.6797      10.750      4/13/07       $  405,800       $1,027,800
                                               100,000(2)          4.4662      10.250      4/16/07       $  645,000       $1,634,000

Narendra K. Gupta                                 --                 --          --          --               --               --

Joseph Addiego                                  25,000             1.1165      10.750      4/13/07       $  169,000       $  428.250
                                                60,000(2)          2.6797       8.750      4/17/07       $  330,000       $  837,000
                                                50,000             2.2331      15.375       2/6/08       $  483,250       $1,225,250

William C. Smith                                80,000(2)          3.5730      10.250      4/16/07       $  516,000       $1,307,200

Karen D. Auerbach                               40,000             1.7865      10.750      4/13/07       $  270,400       $  685,200
                                                10,000             0.4466      19.875      9/14/07       $  124,950       $  316,750

Janice E. Waterman                              10,000             0.4466      10.750      4/13/07       $   67,400       $  171,300
                                                41,000(2)          1.8311       8.750      4/17/07       $  225,500       $  571,950

----------------------------------

(1) The options shown in the table were granted pursuant to the Company's 1988 Stock Option Plan. They were granted at fair market value and will expire ten years from the date of grant, subject to earlier termination upon termination of the optionee's employment. Options generally become exercisable over a period of four years, at a rate of 25% on the first anniversary date after the date of grant, then 1/48th of the shares at the end of each month thereafter.

(2) Represents Options that were canceled and regranted in April 1997. In April 1997, the Company offered employees the right to cancel certain outstanding stock Options at original exercise prices and receive new Options with a new exercise price. The new exercise prices range from $8.75 to $10.50 per share, based on the closing price of the Common Stock on the date individual employees agreed to cancel their Options. Options to purchase a total of 1,222,632 shares were issued in April 1997. Vesting under the new Options commenced on the date the individual employees agreed to cancel their original Options, and occurs over a four year period. The exercise prices and expiration dates shown above reflect the exercise prices and expiration dates of the new grants.

(3) The 5% and 10% assumed rates of annual compound stock price appreciation are mandated by the rules of the SEC and do not represent the Company's estimate or projection of future Common Stock prices.

         The following table sets forth certain information concerning the exercise of stock Options during fiscal year 1998 by each of the executive officers named in the Summary Compensation Table above and the number and value at February 28, 1998 of unexercised Options held by them:

                         AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1998
                                AND FEBRUARY 28, 1998 OPTION VALUES

                                                                                    Number of                       Value of
                                                                             Securities Underlying            Unexercised In-the
                                                                               Unexercised Options               Money Options
                                                                                  at 2/28/98                    at 2/28/98  (2)
                                                                             ----------------------         ----------------------
                                             Shares
                                            Acquired        Value
                                               on          Realized           Exer-         Unexer-          Exer-         Unexer-
       Name                                  Exercise      ($) (1)           cisable        cisable         cisable        cisable
---------------------                        --------      -------           -------        -------         -------        -------
David P. St. Charles                            --              --           148,833         196,667      $1,524,298      $2,726,589

Narendra K. Gupta                               --              --              --              --              --              --

Joseph Addiego                                25,484      $  159,557          21,000          99,000      $  243,802      $  802,325

William C. Smith                                --              --              --            80,000            --        $  544,960

Karen D. Auerbach                               --              --              --            50,000            --        $  252,480

Janice E. Waterman                              --              --              --            51,000            --        $  403,912

----------------------------------

(1) "Value Realized" represents the fair market value of the shares of Common Stock underlying the Option on the date of exercise less the aggregate exercise price of the Option.

(2) These values have not been, and may never be, realized. These values are based on the positive spread between the respective exercise prices of outstanding Options and the closing price of the Company's Common Stock on February 27, 1998, the last day of trading for fiscal year 1998.


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of the Board makes all decisions involving the compensation of executive officers of the Company. During fiscal year 1998, the Compensation Committee consisted of the following non-employee directors:
John C. Bolger, Dr. Thomas Kailath and Richard C. Murphy.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Through the entire fiscal year 1998, the Compensation Committee of the Board was comprised of three non-management directors of the Company, John C. Bolger, Thomas Kailath, and Richard C. Murphy. David P. St. Charles, President and Chief Executive Officer, evaluated the performance of all executive officers and recommended salary adjustments which were reviewed and approved by the Compensation Committee. Performance evaluations for individual executive officers are based on predetermined individual goals. For the Company's Chief Executive Officer and Chairman of the Board, these goals are set by the Compensation Committee, and for all other officers, these goals are recommended by the Chief Executive Officer and reviewed and approved by the Compensation Committee. Mr. St. Charles and Dr. Gupta did not participate in any discussions regarding recommended salary adjustments for themselves.

         The Compensation Committee is responsible for setting and administering the policies governing annual compensation of the executive officers and the Chairman of the Board of the Company. These policies are based upon the philosophy that the Company's long-term success in its marketplace is best achieved through recruitment and retention of the best people in the industry. The Compensation Committee applies this philosophy in determining compensation for Company executive officers in three areas: salary, bonuses and stock options. The Compensation Committee believes that the compensation of the Chief Executive Officer, the Chairman of the Board and the Company's other executive officers should be greatly influenced by the Company's performance. Consistent with this philosophy, a designated portion of the compensation of each executive is contingent upon corporate performance and adjusted where appropriate, based on an executive's performance against personal performance objectives. Each executive officer's performance for the last fiscal year and objectives for the subsequent year are reviewed, together with the executive's responsibility level and the Company's fiscal performance versus objectives and potential performance targets for the subsequent year. The Compensation Committee administers the Company's equity plans, including the 1988 Stock Option Plan and the 1990 Employee Stock Purchase Plan.

Salary

         The Company strives to offer salaries to its executive officers that are competitive in its industry for similar positions requiring similar qualifications. In determining executive officers salaries, the Compensation Committee considers information provided by the Vice President, Human Resources and Operations, whose recommendations are based upon salary surveys specific to the Company's industry, size and geographic location. Such surveys are prepared by an independent organization using information provided from over 300 companies. These surveys summarize information from companies that closely match the Company in terms of such things as product or industry, geography and revenue levels. To this end, the Compensation Committee attempted to compare the compensation of the Company's executive officers with the compensation practices of the survey companies to determine base salary, target bonuses and target total cash compensation. In preparing the performance graph for this Proxy
Statement, the Company used the Hambrecht & Quist Technology Index as its published line of business index. The compensation practices of most of the companies in the Hambrecht & Quist Technology Index were not reviewed in detail by the Company when the Compensation Committee reviewed the compensation information discussed above because such companies were determined not to be directly competitive with the Company for executive talent. In addition to their base salaries, the Company's executive officers, including the Chief Executive Officer and Chairman of the Board, are each eligible to receive a cash bonus and are entitled to participate in the 1988 Stock Option Plan. The bonus for the Chief Executive Officer, Chairman of the Board and for other executives is based primarily on Company performance.

         The foregoing information was presented to the Compensation Committee in March 1997. The Compensation Committee reviewed the recommendations and performance and market data outlined above and established a base salary level to be effective March 1, 1997 for each executive officer, including the Chief Executive Officer and Chairman of the Board. In addition to considering the results of the performance evaluations and information concerning competitive salaries, the Compensation Committee and Chief Executive Officer place primary weight on the financial condition of the Company in considering salary adjustments.

Bonuses

         The Company seeks to provide additional incentives and rewards to executives who make contributions of outstanding value to the Company. For this reason, the Compensation Committee administers a bonus plan, which can comprise a substantial portion of the total compensation of executive officers when earned and paid.

         The Compensation Committee determines annually the total amount of cash bonuses available for executive officers. Awards under the plan are contingent upon the performance of the Company as a whole, based upon the Company's attaining certain revenue and operating profit goals set by the Board annually in consultation with the Chief Executive Officer. The target amounts of bonuses available to each executive officer are set annually by the Compensation
Committee in its discretion with regard to the Chief Executive Officer and Chairman of the Board and by the Chief Executive Officer, subject to review and approval by the Compensation Committee, with regard to executive officers other than himself. In all cases, the relative target amounts for individual officers are based upon the total dollars available for bonuses, and historical and expected future contributions by the individual executive officer. In fiscal 1998, the objectives used by the Company as the basis for incentive compensation were based primarily on Company performance. Executive officers earn a percentage of the target amounts under the bonus plan relating to the achievement of the performance goals under the plan by the Company, as determined by the Committee annually in its discretion. Awards are weighted so that proportionately higher awards are received when the Company's performance exceeds targets and proportionately smaller or no awards are made when the Company does not meet targets.

Stock Options

         The Compensation Committee believes that employee equity ownership provides significant additional motivation to executive officers to maximize value for the Company's shareholders, and therefore recommends to the Board periodic grants of stock options under the Company's 1988 Stock Option Plan. Stock options are granted by the Compensation Committee in its discretion at the prevailing market price and will have value only if the Company's stock price increases over the exercise price. Therefore, the Compensation Committee believes that stock options serve to align the interest of executive officers closely with other shareholders because of the direct benefit executive officers receive through improved stock performance.

         The Compensation Committee makes option grants in its discretion after consideration of recommendations from Mr. St. Charles and other members of the Board. Recommendations for options are based upon relative positions and responsibilities of executive officers, historical and expected contributions of each executive officer to the Company, and previous option grants to such executive officers. Options are recommended with a goal of providing equity compensation for executive officers competitive with that of executive officers of similar rank in other companies in the Company's industry, geographic location and size. Stock options typically have been granted to executive officers when the executive first joins the Company, in connection with a significant change in responsibilities, and, occasionally, to achieve equity within a peer group. The Committee in its discretion may, however, grant additional stock options to executives for other reasons. The number of shares subject to each stock option granted is based on anticipated future contribution and ability to impact corporate results, past performance or consistency within the executive's peer group. In fiscal 1998, the Committee considered these factors, as well as the number of options held by such executive officers as of the date of grant that remained unvested. Option grants for fiscal year 1998 are set forth in the table above entitled "Option Grants in Fiscal Year 1998".

         In April 1997, the Compensation Committee approved an option repricing program. All employees, including executive officers, were eligible to participate under the repricing program. All eligible executive officers with options that had exercise prices greater than closing price on the Nasdaq National Market on the date of the repricing, had the option to exchange such options on a one-for-one basis. Options to purchase an aggregate of 1,222,632 shares of Common Stock were repriced, with new exercise prices ranging from $8.75 to $10.50 per share, based on the closing price of the Common Stock on the Nasdaq National Market on the date individual employees agreed to cancel their original outstanding options. Of these repriced options, 451,000 were held by executive officers of the Company. The vesting schedule of the new options was adjusted to begin on the date individual employees agreed to cancel their original outstanding options, with any prior vesting being forfeited.

The following table sets out certain information regarding information regarding the repricing of options held by any executive officer of the Company during the last ten fiscal years.

                                                       OPTION REPRICING TABLE
                                                                                                                         Length Of
                                                                                                                         Original
                                                                  Number Of                                             Option Term
                                                                 Securities                   Exercise                   Remaining
                                                                 Underlying   Market Price    Price At                   At Date Of
                                                                   Options    Of Stock At      Time Of         New      Repricing Or
                                                                 Repriced Or  Repricing Or   Repricing Or    Exercise    Amendment
        Name and Position                             Date       Amended (#)  Amendment ($)  Amendment ($)   Price ($)    (Years)
        -----------------                             ----       -----------  -------------  -------------   ---------    -------
David P. St. Charles                                 4/16/97       75,000      $  10.2500      $24.0000      $10.2500      8.99
    President and CEO                                4/16/97       25,000      $  10.2500      $24.0000      $10.2500      8.99

Narendra K. Gupta                                       --           --              --            --            --          --
    Chairman and Secretary

Joseph Addiego                                       4/17/97       20,000      $   8.7500      $14.6250      $ 8.7500      8.39
    Vice President, Marketing                        4/17/97       40,000      $   8.7500      $24.0000      $ 8.7500      8.99
                                                     1/25/93       30,000      $   2.8750      $ 5.0000      $ 2.8750      3.85
                                                     1/25/93       40,000      $   2.8750      $ 4.5000      $ 2.8750      3.89

William C. Smith                                     4/16/97       80,000      $  10.2500      $20.2500      $10.2500      9.66
    Vice President, Finance and CFO

Karen D. Auerbach                                       --           --              --            --            --          --
    Vice President & Genral Manager
    Design Automation Solutions

Other Current Executive Officers:

David Stepner                                        4/21/97       25,000      $  10.5000      $24.0000      $10.5000      8.99
    Vice President, Research & Development

Former Executive Officers:

Gregory S. Olson                                     4/17/97      100,000      $   8.7500      $26.5000      $ 8.7500      9.26
    Vice President, Marketing

Andrew J. Pease                                      4/17/97       35,000      $   8.7500      $26.5000      $ 8.7500      9.19
    Vice President, North American Sales

Tony Tolani                                          4/17/97       10,000      $   8.7500      $24.0000      $ 8.7500      8.99
    Vice President, Far East Operations

Fred E. Tubb                                         4/16/97        5,000      $  10.2500      $24.0000      $10.2500      8.99
    Vice President, Applied Solutions Dept           4/16/97       15,000      $  10.2500      $18.2500      $10.2500      9.58

Robert M. Dressler                                   1/25/93       30,000      $   2.8750      $ 7.2500      $ 2.8750      4.07
    Vice President, Advanced Systems Group           1/25/93       10,000      $   2.8750      $ 5.5650      $ 2.8750      5.11

Andrew R. Mills                                      1/25/93       15,000      $   2.8750      $ 5.2500      $ 2.8750      3.85
    Vice President, Design Automation Group

Fiscal 1998 Chief Executive Officer Compensation

         In March 1997, the Committee established a base salary for Mr. St. Charles for fiscal year 1998. This base salary represented a decrease over Mr. St. Charles' fiscal year 1997 base salary. The Compensation Committee also established a target bonus for Mr. St. Charles under the fiscal year 1998 bonus plan. The fiscal year 1997 base salary level and target bonus were based upon a number of factors, including (a) the Compensation Committee's assessment of the fiscal year 1997 performance of the Company and Mr. St. Charles, (b) fiscal year 1998 Company performance objectives and individual performance objectives and responsibilities for Mr. St. Charles established in March 1997, and (c) the market compensation data for companies in the same industry and geographic location and similar in size to the Company in terms of revenue. These objectives included satisfactorily managing the Company's overall corporate business plan, such as meeting the Company's profitability projections and the Company's sales targets, and strengthening the Company's financial position.

         In fiscal year 1998, the Compensation Committee granted Mr. St. Charles a new stock option to purchase 160,000 shares. The number of shares granted was based on Mr. St. Charles' position, fiscal year 1997 performance and expected performance in fiscal year 1998 and beyond.

         The  Compensation   Committee  has  concluded  that  Mr.  St.  Charles'
performance in fiscal year 1998 warrants the compensation for fiscal year 1998 as reflected in the Summary Compensation Table.

Compliance with Section 162(m) of the Internal Revenue Code of 1986.

         The Company intends to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986 for 1998. The Company does not expect cash compensation for 1998 to be in excess of $1,000,000 or consequently affected by the requirements of Section 162(m).

                                                         COMPENSATION COMMITTEE

                                                         John C. Bolger
                                                         Thomas Kailath
                                                         Richard Murphy

                      COMPANY STOCK PRICE PERFORMANCE GRAPH

         The stock price performance graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

         The graph below compares the cumulative total shareholder return of the Common Stock of the Company from March 1, 1993 to February 28, 1998 with the cumulative total return of the Nasdaq Composite Index and the Hambrecht & Quist Technology Index over the same period (assuming the investment of $100 in the Company's Common Stock and in each of the other indices on March 1, 1993, and reinvestment of all dividends).

         The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of the Company's Common Stock.

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]

                                                                  Cumulative Total Return
                         -----------------------------------------------------------------------------------------------------------
                         2/28/93   8/30/93   2/28/94   8/31/94   2/28/95   8/31/95   2/28/96   8/31/96   2/28/97   8/31/97   2/28/98
                         -----------------------------------------------------------------------------------------------------------
NASDAQ Composite Index     100       111       117       114       118       152       165       210       195       236       264
H&Q Technology Index       100       103       118       120       137       193       205       221       269       352       368
Integrated Systems, Inc.   100       135       185       200       331       450       723      1023       700       465       525

                              CERTAIN TRANSACTIONS

         Since March 1, 1997, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be party in which the amount involved exceeds $60,000 and in which any director, executive officer or holder of more than 5% of the Company's Common Stock had or will have a direct or indirect material interest other than
(i) compensation arrangements, which are described under "Proposal No, 1 - Election of Directors - Directors Compensation" and "Executive Compensation" and
(ii) the transaction described below.

         During fiscal year 1998, Digital Link Corporation purchased products and services totaling approximately $80,000 from the Company. These transactions were made on terms substantially similar to those the Company offers to other customers. Dr. Gupta, the Chairman of the Board of Directors and Secretary of the Company, served as a member of the Board of Directors of Digital Link Corporation. Mrs. Gupta, who is a director of the Company and the spouse Dr. Gupta, is the Chairperson of the Board of Directors of Digital Link Corporation. Dr. and Mrs. Gupta are more than 10% shareholders of both Digital Link Corporation and the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such reports furnished to the Company and written representations from the executive officers and directors of the Company, the Company believes that all Section 16(a) filing requirements were complied with during fiscal year 1998, except as follows: David St. Charles, President and Chief Executive Officer, filed late one report covering five transactions.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals for inclusion in the Company's Proxy Statement and form of proxy relating to the Company's 1999 Annual Meeting of Shareholders must be received by February 16, 1999.

                                 OTHER BUSINESS

         The Board does not presently intend to bring any other business before the Meeting and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies in the form accompanying this Proxy Statement will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.


                                             By Order of the Board of Directors

                                             /s/ NARENDRA K. GUPTA

                                             Narendra K. Gupta
                                             Chairman of the Board


================================================================================
ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND
                RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
================================================================================

                                                                      APPENDIX A




                            INTEGRATED SYSTEMS, INC.

                           1998 EQUITY INCENTIVE PLAN

                            As Adopted March 30, 1998


               1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

               2. SHARES SUBJECT TO THE PLAN.

                  2.1 Number of Shares Available. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 1,000,000 Shares plus (a) any authorized shares not issued or subject to outstanding grants under the Company's 1988 Stock Option Plan the ("Prior Plan") on the Effective Date (as defined in Section 19 below); (b) shares that are subject to issuance upon exercise of an option granted under the Prior Plan but cease to be subject to such option for any reason other than exercise of such option; and (c) shares that were issued under the Prior Plan which are repurchased by the Company at the original issue price or forfeited. Subject to Sections 2.2 and 18, Shares that are subject to: (x) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (y) an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; and (z) an Award that otherwise terminates without Shares being issued, will again be available for grant and issuance in connection with future Awards under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

                  2.2 Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

               3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 200,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company), who are eligible to receive up to a maximum of 1,000,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

               4. ADMINISTRATION.

                  4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

              (a) construe and interpret this Plan, any Award  Agreement and any other agreement or document executed pursuant to this Plan;

              (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

              (c) select persons to receive Awards;

              (d) determine the form and terms of Awards;

              (e) determine the number of Shares or other consideration  subject to Awards;

              (f) determine   whether   Awards  will  be  granted   singly,   in
                  combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

              (g) grant waivers of Plan or Award conditions;

              (h) determine the vesting, exercisability and payment of Awards;

              (i) correct  any defect,  supply any  omission  or  reconcile  any inconsistency in this Plan, any Award or any Award Agreement;

              (j) determine whether an Award has been earned; and

              (k) make all other  determinations  necessary or advisable for the administration of this Plan.

                  4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

               5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                  5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("Stock Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

                  5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

                  5.3 Exercise Period. Options may be exercisable within the times or upon the events

                                                        Integrated Systems, Inc.
                                                      1998 Equity Incentive Plan

determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

                  5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that:
(i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

                  5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

                  5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

              (a) If the  Participant  is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an
                  NQSO), but in any event, no later than the expiration date of the Options.

              (b) If the  Participant  is  Terminated  because of  Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve
                  (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

              (c) Notwithstanding the provisions in paragraph 5.6(a) above, if a
                  Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for

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                                                        Integrated Systems, Inc.
                                                      1998 Equity Incentive Plan

                  services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

                  5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

                  5.8 Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

                  5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with
Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

                  5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

               6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

                  6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

                  6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock

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                                                        Integrated Systems, Inc.
                                                      1998 Equity Incentive Plan

Award will be determined by the Committee on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

                  6.3 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

                  6.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

               7. STOCK BONUSES.

                  7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

                  7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

                  7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in

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                                                        Integrated Systems, Inc.
                                                      1998 Equity Incentive Plan

installments, all as the Committee will determine.

               8. PAYMENT FOR SHARE PURCHASES.

                  8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

              (a) by   cancellation  of  indebtedness  of  the  Company  to  the
                  Participant;

              (b) by  surrender  of shares that  either:  (1) have been owned by
                  Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or
                  (2) were obtained by Participant in the public market;

              (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

              (d) by waiver of  compensation  due or accrued to the  Participant for services rendered;

              (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                  (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                  (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

              (f) by any combination of the foregoing.

                  8.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

               9. WITHHOLDING TAXES.

                  9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

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                                                        Integrated Systems, Inc.
                                                      1998 Equity Incentive Plan

                  9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee

              10. PRIVILEGES OF STOCK OWNERSHIP.

                  10.1 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

                  10.2 Financial Statements. The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

              11. TRANSFERABILITY. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

              12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

              13. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

              14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or

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                                                        Integrated Systems, Inc.
                                                      1998 Equity Incentive Plan

terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

              15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

              16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to:
(a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

              17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

              18. CORPORATE TRANSACTIONS.

                  18.1 Assumption or Replacement of Awards by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). In the event such successor or acquiring corporation (if any) does not

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                                                        Integrated Systems, Inc.
                                                      1998 Equity Incentive Plan

assume, convert, replace or substitute Awards, as provided above, pursuant to a transaction described in this Section 18.1, then notwithstanding any other provision in this Plan to the contrary, the vesting of such Awards will accelerate and the Options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate in accordance with the provisions of this Plan. The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.

                  The Committee may, in its sole discretion, provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate even if Options would otherwise be assumed, converted, replaced or substituted for. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

                  18.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

                  18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

              19. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective upon the expiration date of the Prior Plan (the "Effective Date"). This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve
(12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; and (c) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all Awards granted pursuant to such increase will be canceled, any Shares issued pursuant to any Award granted pursuant to such increase will be canceled, and any purchase of Shares pursuant to such increase will be rescinded.

              20. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

                                                        Integrated Systems, Inc.
                                                      1998 Equity Incentive Plan

              21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

              22. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

              23. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

                  "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

                  "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

                  "Board" means the Board of Directors of the Company.

                  "Cause" means the commission of an act of theft, embezzlement, fraud, dishonesty or a breach of fiduciary duty to the Company or a Parent or Subsidiary of the Company.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Committee" means the Compensation Committee of the Board.

                  "Company" means Integrated Systems, Inc. or any successor corporation.

                  "Disability"   means  a  disability,   whether   temporary  or
permanent, partial or total, as determined by the Committee.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

                  "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

              (a) if such  Common  Stock is then  quoted on the Nasdaq  National
                  Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

              (b) if such Common Stock is publicly  traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

              (c) if such Common  Stock is publicly  traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the

                                                        Integrated Systems, Inc.
                                                      1998 Equity Incentive Plan

                  closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

              (d) in the case of an Award made on the Effective  Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

              (d) if none of the  foregoing is  applicable,  by the Committee in good faith.

                  "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
Section 16 of the Exchange Act.

                  "Option" means an award of an option to purchase Shares pursuant to Section 5.

                  "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  "Participant" means a person who receives an Award under this Plan.

                  "Performance Factors" means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

                  (a) Net revenue and/or net revenue growth;

                  (b) Earnings  before  income  taxes  and  amortization  and/or earnings before income taxes and amortization growth;

                  (c) Operating income and/or operating income growth;

                  (d) Net income and/or net income growth;

                  (e) Earnings per share and/or earnings per share growth;

                  (f) Total shareholder  return and/or total shareholder  return growth;

                  (g) Return on equity;

                  (h) Operating cash flow return on income;

                  (i) Adjusted operating cash flow return on income;

                  (j) Economic value added; and

                  (k) Individual confidential business objectives.

                  "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

                                                        Integrated Systems, Inc.
                                                      1998 Equity Incentive Plan

                  "Plan"  means  this  Integrated  Systems,   Inc.  1998  Equity
Incentive Plan, as amended from time to time.

                  "Restricted  Stock Award" means an award of Shares pursuant to
Section 6.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

                  "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

                  "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of
(i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

                  "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

                  "Vested Shares" means "Vested Shares" as defined in the Award Agreement.

                                                                      APPENDIX B


                            [INTEGRATED SYSTEMS LOGO]

                            Integrated Systems, Inc.

                        1994 Directors Stock Option Plan

                            As Adopted March 23, 1994

         1. Purpose. This Stock Option Plan (this "Plan") is established to provide equity incentives for nonemployee members of the Board of Directors of Integrated Systems, Inc. (the "Company") who are described in Section 6.1 below, by granting such persons options to purchase shares of stock of the Company.

         2. Adoption and Shareholder Approval. This Plan shall become effective on the date (the "Effective Date") that it is adopted by the Board of Directors (the "Board") of the Company. This Plan shall be approved by the shareholders of the Company, consistent with applicable laws, within twelve months after the date that it is adopted by the Board. After adoption of this Plan by the Board, options ("Options") may be granted under this Plan provided that, in the event that shareholder approval is not obtained within the time period provided herein, this Plan, and all Options granted hereunder, shall terminate. No Option that is issued as a result of any increase in the number of shares authorized to be issued under this Plan shall be exercised prior to the time such increase has been approved by the shareholders of the Company and all such Options granted pursuant to such increase shall similarly terminate if such shareholder approval is not obtained. So long as the Company is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") the Company will comply with the requirements of Rule 16b-3 with respect to shareholder approval.

         3. Types of Options and Shares. Options granted under this Plan shall be nonqualified stock options ("NQSOs"). The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "Shares") are shares of the Common Stock of the Company.

         4. Number of Shares. The maximum number of Shares that may be issued pursuant to Options granted under this Plan is 200,000 Shares, subject to adjustment as provided in this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options under this Plan.

         5. Administration. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the "Committee"). As used in this Plan, references to the Committee shall mean either such Committee or the Board if no committee has been established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

         6. Eligibility and Award Formula.

                6.1 Eligibility. Options may be granted only to directors of the Company who are not employees of the Company or any Parent, Subsidiary or Affiliate of the Company, as those terms are defined in Section 18 below (each an "Optionee").

                6.2 Initial Grant. Each Optionee who is a member of the Board on the Effective Date or becomes a member of the Board for the first time after the Effective Date and who has previously not been granted a stock option as a director, will automatically be granted an Option for 15,000 shares (the "Initial Grant") on the latter of the Effective Date or the date such Optionee first joins the Board. No other member of the Board will receive an Initial Grant.

                6.3 Succeeding Grants. If, after the Effective Date, on each anniversary date of joining the Board, the Optionee is still a member of the Board, the Optionee will again automatically be granted an Option for 5,000 Shares.


         7. Terms and  Conditions  of Options.  Subject to the  following and to
Section 6 above:

                7.1 Form of Option Grant. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant ("Grant") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

                7.2 Vesting. The date of automatic grant of an Option is referred to in this Plan as the respective "Start Date" for each such Option. Each Option granted under the Plan will vest as to 2.0833% of the Shares each calendar month, so long as the Optionee continuously remains a director of the Company.

                7.3 Exercise Price. The exercise price of an Option shall be the Fair Market Value (as defined in Section 18.4) of the Shares, at the time that the Option is granted.

                7.4 Termination of Option. Except as provided below in this Section, each Option shall expire ten years after the Start Date (the "Expiration Date"). The Option shall cease to vest if Optionee ceases to be a member of the Board. The date on which Optionee ceases to be a member of the Board shall be referred to as the "Termination Date." An Option may be exercised after the Termination Date only as set forth below:

                      (a) Termination Generally. If Optionee ceases to be a member of the Board for any reason except death or disability, each Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee within six (6) months after the Termination Date, but in no event later than the Expiration Date.

                      (b) Death or Disability. If Optionee ceases to be a member of the Board because of the death of Optionee or the disability of Optionee within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, each Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee (or Optionee's legal representative) within twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

         8. Exercise of Options.

                8.1 Notice. Options may be exercised only by delivery to the Company of an exercise agreement in a form approved by the Committee, stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

                8.2 Payment. Payment for the Shares may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option;
(c) by waiver of compensation due or accrued to Optionee for services  rendered;
(d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

                8.3 Withholding Taxes. Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

                8.4  Limitations  on  Exercise.   Notwithstanding  the  exercise
periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

                      (a) An Option shall not be exercisable until such time as the Plan or, in the case of Options granted pursuant to an amendment to the number of shares that may be issued pursuant to the Plan, the amendment has been approved by the shareholders of the Company in accordance with Section 16 hereof.

                      (b) An Option shall not be exercisable unless such exercise is in compliance with the 1933 Securities Act, as amended, and all applicable state securities laws, as they are in effect on the date of exercise.

                      (c) The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the Option is then exercisable.

         9. Nontransferability of Options. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or by the Optionee's guardian or legal representative, unless otherwise permitted by the Committee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

         10. Privileges of Stock Ownership. No Optionee shall have any of the rights of a shareholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Optionee a copy of the annual financial statements of the Company, at such time after the close of each fiscal year of the Company as they are released by the Company to its shareholders.

         11. Adjustment of Option Shares. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Board or shareholders of the Company and compliance with applicable securities laws; provided, however, that no certificate or scrip representing fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be ignored.

         12. No Obligation to Employ. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue as a director of the Company.

         13. Compliance With Laws. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the 1933 Securities Act, any required approval by the Commissioner of Corporations of the State of California, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or national market system on which the Shares may be listed. The

Company shall be under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the registration or qualification requirement of any state securities laws, stock exchange or national market system.

         l4. Restrictions on Shares. The Company may reserve to itself or its assignee(s) in the Grant, a right to repurchase any or all unvested shares held by an Optionee upon the Optionee's termination of service with the Company for any reason at the Optionee's original exercise price.

         15. Assumption of Options by Successors. In the event of a dissolution or liquidation of the Company, a merger in which the Company is not the surviving corporation, the sale of substantially all of the assets of the Company, or any other transaction which qualifies as a "corporate transaction" under Section 424 of the Revenue Code wherein the Shareholders of the Company give up all of their equity interest in the Company, the vesting of all options granted pursuant to the Plan will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

         16. Amendment or Termination of Plan. The Committee may at any time terminate or amend this Plan but not the terms of any outstanding option;
provided, however, that the Committee shall not, without the approval of the shareholders of the Company, increase the total number of Shares available under this Plan (except by operation of the provisions of Sections 4 and 11 above) or change the class of persons eligible to receive Options. Further, the provisions in Sections 6 and 7 of this Plan shall not be amended more than once every six
(6) months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act or the rules thereunder. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

         17. Term of Plan. Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the Effective Date.

         18. Certain Definitions. As used in this Plan, the following terms shall have the following meanings:

                18.1 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                18.2 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                18.3 "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                18.4 "Fair Market Value" shall be the closing price for the common stock of the Company on the last trading day prior to the date of determination as quoted on the Nasdaq National Market and reported in The Wall Street Journal.

                                                                      APPENDIX C
[GRAPHIC OMITTED]



PROXY                       INTEGRATED SYSTEMS, INC.                       PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 15, 1998


         The undersigned hereby appoints Narendra K. Gupta and William C. Smith, or either of them, as proxies and attorneys in fact, each with full power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Integrated Systems, Inc. (the "Company") to be held at the Company, 201 Moffett Park Drive, Sunnyvale, CA 94089 on July 15, 1998 at 2:00 p.m., and any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting.


                 (Continued, and to be signed on the other side)

                                                                 [X] Please mark
                                                                      your votes
                                                                       as this

                                        WITHHOLD
                                FOR     FOR ALL
1. ELECTION OF DIRECTORS:
   NOMINEES: John C. Bolger,    [ ]       [ ]
   Michael A. Brochu,
   Narendra K. Gupta, Vinita Gupta, Thomas Kailath,
   Richard C. Murphy, David P. St. Charles

   INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

   -------------------------------------------------

                                                           FOR  AGAINST  ABSTAIN
2. To approve the adoption of the 1998 Equity Incentive    [ ]    [ ]      [ ]
   Plan.

3. To approve the amendment to the 1994 Directors Stock    [ ]    [ ]      [ ]
   Option Plan.

4. To ratify the  selection of Coopers & Lybrand LLP as    [ ]    [ ]      [ ]
   the Company's independent public accountants.

                    MANAGEMENT RECOMMENDS A VOTE FOR ALL THE NOMINEES FOR DIRECTOR LISTED ABOVE AND A VOTE FOR PROPOSALS 2, 3 AND 4.

                    UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof to the extent authorized by Rule 14a-4(c) promulgated by the Securities and Exchange Commission.

Signature(s) ______________________________________  Dated _______________, 1998

Sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the above Proxy. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased Shareholder should give their full title. Please date the Proxy.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.